Fixed Assets, Net (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Computer equipment and software	$ 7,557	$ 7,111
Office furniture and equipment	1,456	1,803
Automobiles	44	51
Leasehold improvements	1,753	1,779
Property, Plant and Equipment, Gross, Total	10,810	10,744
Less accumulated depreciation	(9,189)	(9,027)
Fixed assets, net	$ 1,621	$ 1,717